SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                FEBRUARY 1, 2005

                                  VALCOM, INC.

             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

      000-28416                                         58-1700840
-----------------------                        -------------------------------
(Commission  File Number)                      (IRS Employer Identification No.)



                41 NORTH MOJAVE ROAD, LAS VEGAS, NEVADA 89101-4812
                ------------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: 702-385-9000




ITEM  4.01.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

On February 1, 2005, the Registrant engaged Armando C. Ibarra, Certified Public Accountants, as the Registrant's independent accountants to report on the Company's consolidated balance sheet as of September 30, 2004, and the related consolidated statements of income, stockholders' equity and cash flows for the year then ended. The decision to appoint Armando C. Ibarra, Certified Public Accountants was approved by the Registrant's Board of Directors.

The Registrant auditors, Kabani & Company, Inc. PA (herein after "KC") resigned effective February 1, 2005. KC served as the Registrant's independent auditors' for the Registrant's fiscal years ended September 30, 2003 and 2002, as well through the date of its dismissal. KC's report on the Registrant's consolidated financial statements for the registrant's fiscal year September 30, 2003 and September 30, 2002 (the "Reports") does not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, however, it was modified to include an explanatory paragraph wherein they expressed substantial doubt about the Registrant's ability to continue as a going concern.

During the Registrant's association with KC as Registrant's independent accountants until KC's resignation, there were no disagreements with KC within the meaning of item 304 of regulation S-B or any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure, which disagreements if not resolved to KC's satisfaction, would have caused KC to make reference to the subject matter of the disagreements in connection with its reports.

During the Registrant's two most recent fiscal years and any subsequent interim period prior to the engagement of Armando C. Ibarra, neither the Registrant nor anyone on the Registrant's behalf consulted with Armando C. Ibarra regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements or (ii) any matter that was either the subject of a "disagreement" or a "reportable event."

The Registrant has requested KC to review the disclosure contained herein and has provided KC the opportunity to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Registrant's expression of KC 's views, or the respects in which KC does not agree with the statements contained herein. KC has reviewed the disclosure contained herein and has provided to the Registrant a letter addressed to the Securities and Exchange Commission stating that it has reviewed the disclosure provided in this Current Report and has no disagreement with the relevant portions of this disclosure, pursuant to the requirements of Item 304(a)(3) of Regulation S-B. A copy of such letter is filed as Exhibit 16 to this Current
Report  on  Form  8-K.

ITEM  9.01.  FINANCIAL  STATEMENTS  AND  EXHIBITS

Exhibit  16  Letter  from  Kabani  &  Company,  Inc.

				SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  Febuary 2,  2005
ValCom,  Inc.                                    ValCom,  Inc.

                                               By:  /s/  Vince  Vellardita
                                               ---------------------------
                                                  Vince  Vellardita



EXHIBIT  16




Office  of  the  Chief  Accountant
SECPS  Letter  File
Securities  and  Exchange  Commission
Mail  Stop  9-5
405  Fifth  Street,  N.W.
Washington,  D.C.  20549

RE:  VALCOM,  INC.
FILE  REF.  NO.  000-28416

Dear  Sirs/Madams:

We  have  read the statements that we understand ValCom, Inc. will include under
Item 4.01 of the Form 8-K report it will file regarding the recent change of auditors. We agree with such statements made regarding our firm. We have no basis to agree or disagree with other statements made under Item 4.01.

Very  truly  yours,


Kabani  &  Company, Inc.
Certified  Public  Accountants